

NEURALSTEM INC.

World Leader in Neural Stem Cell Science

Clinical Overview Jan 2014

Safe Harbor

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements as defined in Section 27A of the Securities Act of 1933 as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based upon Neuralstem, Inc.'s management's current expectations, estimates, beliefs, assumptions, and projections about Neuralstem's business and industry. Words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "potential," "continue," and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. These risks and uncertainties include the risks associated with the effect of changing economic conditions, trends in the products markets, variations in Neuralstem's cash flow, market acceptance risks, technical development risks and other risk factors detailed in Neuralstem's Securities and Exchange Commission filings.

For links to SEC documents please visit the company's Web site: neuralstem.com.

Neuralstem Technology – Cells Nurturing, Supporting and Rescuing Remaining Neurons



Midbrain
Dopaminergic
Spinal Cord
Cholingergic
Hippocampus
GABAergic

- Regionally specific CNS neural stem cells: brain and spinal cord
- 9 U.S. patents re-affirmed worldwide, 22 pending
- cGMP manufacturing
- Numerous cell therapy stem cell products
- Fully characterized
  - Expanded under defined conditions: no animal-derived reagents, serum or feeder cells
  - Reproducible differentiation: constitutive behavior of cells
  - Physiologically relevant neurons: 50%

ALS – Amyotrophic Lateral Sclerosis



YORK

- NSI-566 FDA Orphan Designation
- No Cure
- Unmet Medical Need:
  - Est. 30,000 Americans have disease at any given time (ALSA)
  - Est. 5,600+ people diagnosed each year in the U.S. (ALSA)
  - Est. nearly 120,000 cases diagnosed worldwide each year (Int'l Alliance of ALS/MND Assns.)
- Progressive neurodegenerative disease
- Affects nerve cells in the brain and spinal cord
- Leads to complete paralysis, and eventually, death

"Now this is a disease that doesn't get better. So we don't see patients who spontaneously get better. It just doesn't happen."

-- Neuralstem ALS Trial Site Principal Investigator and
Emory University neurologist Dr. Jonathan Glass, referring to pre-trial disease status

Neuralstem Technology – Cells Nurturing, Supporting and Rescuing Remaining Neurons


A
B
C
D
E
F
T11
T12
L1
6.02mm
4.08mm

Neuralstem Technology – Patented Delivery Device

Cannula in Place





Neuralstem Technology – Patented Delivery Device





Neuralstem ALS Patient Story:

TED HERADA - Patient 11

Surgery #11 (lumbar) - Reversed ALS Progression

- 39 years old, ALS diagnosed 2009
- 1st treatment March 2011 – lumbar (lower spinal cord)
  - 10 injections, bilateral, 100,000 cells per
  - 4-hour procedure, therapy well-tolerated
- Walking without cane; limb strength and dexterity greatly surpassed pre-treatment ability
- Maintained this unheard-of degree of ALS recovery approx. one year, until gradual decline started and continued until second treatment:



Surgery #18 (cervical and lumbar) – Completes 2.5-mile ALS Walk

- 2nd treatment August 2012 – final trial surgery
  - 5 injections, cervical (upper spinal cord), 100,000 cells per
  - 6-hour procedure, therapy well-tolerated
- Functional Recovery repeats: two months after treatment, Ted completes 2.5-mile fundraising ALS walk in Atlanta – still going strong past finish line
- Living a normal life: walking, climbing stairs, hands stronger again, increased dexterity



NSI-566/ALS Phase I Success: Proven Safe, Signs of Efficacy

Five of six ambulatory patients showed improvement or very slow progression of the disease post surgery



ALSFRS-R Score
50
45
40
35
30
25
20
15
10
5
0
-300
-200
-100
0
100
200
300
400
500
600
700
800
Days After Stem Cell Transplantation
#210
#211
#212

Non responders


ALSFRS-R
35
30
25
20
15
10
5
0
#1
#2
#3
#4
#5
#6

NSI-566/ALS – FDA-Approved Phase II: Increase Dosage, Evaluate Efficacy and Safety

- U.S. Phase II Commenced in September 2013
  - Emory announced significant NIH grant to cover majority of Phase II trial cost
  - Collaborators: Eva L. Feldman, M.D., Ph.D. and Jonathan D. Glass, M.D.
  - Goal: maximum safe tolerated dose; evaluate efficacy for clinical proof-of-concept to advance to Phase III

ALS Phase II Trial Underway, FDA-Approved Protocol

- Up to 15 ambulatory patients
- Accelerated dosing schedule: first 12 patients cervical injections; final 3 cervical and lumbar
  - 200,000 - 400,000 cells per injection
  - 10 - 40 injections, escalated dosing per cohort
  - One-month observation period between treating each of 5 cohorts
- Dual centers, escalated timeline
  - Emory University Hospital
  - ALS Clinic at the University of Michigan Health System
- 6-month observation period from last surgery to trial completion

NSI-566/SCI Trials – Same Cells and Procedure

- U.S. - NSI-566/cSCI Phase I Expected to Commence in 2014
  - FDA-approved trial
  - One-year Phase I completion goal; trial study period ends six months post-surgery for each patient
  - Principal Investigator: Keith Tansey, M.D., Ph.D., Shepherd Center

- 8 cSCI patients
  - T2-T12 injuries – complete thoracic, no cervical
  - American Spinal Injury Assn. (ASIA) level A impairment – complete paralysis – one-to-two years post-injury
- Institutional Review Board (IRB) approval expected 2014
- All dosing completed six months from trial commencement
- Six injections in, or around, the injury site
  - 100,000 cells per, first four patients; 200,000 cells per, second four patients
- Primary objective: safety and toxicity of NSI-566
- Secondary endpoints: evaluate graft survival in the transplant site by MRI; effectiveness of transient immunosuppression. Exploratory objectives include: evaluate ability of NSI-566 transplantation to positively affect AIS level, ISNC SCI motor and sensory index scores, bowel and bladder function, pain, UAB IMR scores, SCIM scores, evoked sensory and motor potentials, and electromyogram (EMG)
- Patients to receive physical therapy post-surgery to guide newly formed nerves to proper connections & functionality
- Patients to also receive immunosuppressive therapy, which will be for three months, as tolerated


Toronto
London
Singapore
Sydney
Seoul

- Seoul - NSI-566/Acute SCI Phase I with Partner CJ CheilJedang, IND filed trial Expected 2014
  - Trial expected to span four sites, following Korea Food and Drug Administration (KFDA) approval of trial
  - South Korean partner CJ CheilJedang, whose pharma division has 1,200 employees and $400 million USD annual revenue from a wide breadth of products, has exclusive option agreement for cell therapy products in six South Asian countries: South Korea, Indonesia, Malaysia, Philippines, Singapore and Vietnam

NSI-566/Ischemic Stroke – Rebuilding Neural Circuitry and Promoting Repair and Recovery of Surviving Tissue

- Combined Phase I / II Trial expected to commence in 1Q14 –
  - Wholly owned subsidiary: Neuralstem China 神脑生物医药公司 (Suzhou Neuralstem Biopharmaceutical Company, Ltd.)
  - Collaborator: BaYi Brain Hospital, in Beijing, world-class research facilities and one of China's premier neurological hospitals
  - Expected duration: approximately two years, combined Phase I/II study, including patient monitoring and data collection

Trial protocol developed for FDA approval in the U.S., advanced preclinical program

- One-time treatment of direct intracerebral injections of cells into the stroke area, using well-accepted stereotactic injection procedures
- Up to 118 Patients: ischemic stroke with chronic residual motor disorder, 4 to 24 months post-stroke
  - Phase I: safety, determine maximum safe dose
    - Open-label, up to 18 patients assigned to three cohorts
    - Each cohort receives ascending doses of NSI-566:
      - 3-5 deposits on each of 5 tracks
      - 40,000-80,000 cells per deposit
  - Phase II/III: proof-of-concept, evaluates efficacy and safety
    - Multi-site, randomized, controlled, single-blind study
    - Up to 100 stroke patients with stable paralysis for at least four months
      - 50% receive one-time treatment, with physical therapy
      - 50 % receive physical therapy with no surgery
- Outcome measures conducted in single-blinded manner

NSI-566 Cell Therapy – Additional Applications



- Glioblastoma (Brain Cancer)
  - Research program initiated with U.S. DOD funding: $1.6 M award
  - Preclinical: Developing and Engineering neural stem cell technology to express anti-cancer agents
  - Collaborator: John H. Zhang, M.D. Ph.D., Loma Linda University

- Multiple Indications –
  - Further clinical development pending NSI-566 ALS Phase I Data, ongoing trial
    - Multiple Sclerosis – est. 2.5 million worldwide, 400,000 U.S. (NMSS)
    - Optic Neuritis – rare
    - Alzheimer's Disease -- est. 5.4 million U.S. (AA/Alzheimer's Assn)
    - Traumatic Brain Injury – est.1.7 million U.S. per year; approx. 5.3 million live with disability in U.S. alone (AANS)
    - Peripheral Nerve Injury – extensive, 100+ types, network of 43 pairs of motor and sensory nerves
    - Diabetic Neuropathy – affects approx. 60 % of est. 25.8 million both type 1 and type 2 diabetes patients (ADA)
    - Lysosomal Diseases – rare, varies; group of 50 distinct genetic diseases (NCBI, NIH)
    - Parkinson's Disease – est. 1.5 million Americans, with est. 60K new cases per year (AANS)
    - Huntington's Disease – est. 30,000 U.S. (HDSA)
    - Cerebral Palsy – est. 764K U.S. (CP)
    - Ischemic Spastic Paraplegia – can result from complication from surgery to repair aortic aneurysms

2014 A year of clinical progress and milestones



NSI-566/ALS

- **Complete Phase II U.S. Trial**
  - NIH-major funding
  - Increased dosing, all cervical
  - Tri center, accelerated timeline
  - Data 6 months after final surgery
  - Orphan Status Designation
  - Est. 30,000 ALS patients, est. 5,600 diagnosed per year, U.S.

- **Phase I/II Mexico City Trial**
  - Accelerated timeline and approvalst



NSI-566/Chronic Spinal Cord Injury

- **Phase I U.S. Trial**
  - UC San Diego
  - Same Cells, Procedure as ALS
  - Complete thoracic patients
- Est. 840K SCI patients, 10K+ new SCI injuries per year, U.S.

- **Phase I/II Seoul Trial**
  - Partner CJ CheilJedang
  - Acute SCI patients
  - IND filed, trial mid-year



NSI-566/Ischemic Stroke (Neuralstem China)

- **Phase I/II China Trial**
  - World-class Bayi Brain Hospital
  - Same Cells, injected in brain
  - Phase I-determine max safe dose, up to 18 Patients
  - Phase II-100 patients, efficacy
  - China stroke pop est: 1.75 million+



NSI-189/Major Depressive Disorder

- **Phase Ib Data, MDD patients**
- Phase II application
- Partnership deal with Biotech or Big Pharma
- Est. 14.8 million MDD patients, U.S.

- NSI-189 proven safe in Phase I; add'l applications expected to commence testing at Phase II